GUARANTY

THIS GUARANTY (“Guaranty”) entered into on February 8th, 2013, is executed and delivered by Cellteck, Inc., a Nevada corporation ( the “Guarantor”), to LowCal Industries, LLC, a Wyoming limited liability company (the “Lender”).

EOS Petro, Inc., a Delaware corporation, is a wholly-owned subsidiary of Guarantor. After the execution and delivery of this Guaranty, EOS Petro, Inc. and Guarantor intend to implement a transaction pursuant to which, among other things, Guarantor’s name will be changed to “EOS Petro, Inc.” and the present EOS Petro, Inc.’s name will be changed to EOS Petro Global, Inc. All references in this Note to Guarantor shall be deemed to also be references to the same entity after its name is changed to EOS Petro, Inc., and references to EOS (as defined below) shall mean the entity that is EOS Petro, Inc. as of this date and the same entity after its name is changed.

ARTICLE 1

Section 1.1.           Definitions. As used in this Guaranty, these terms shall have these respective meanings:

Documents means this Guaranty, the Note, the LOI, the Security Documents, the Series B Convertible Preferred Stock Purchase Agreement, the Lock-up/Leak-Out Agreement, the Compliance/Oversight Agreement and any and all other papers now or hereafter governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the Obligations.

EOS means EOS Petro, Inc., a Delaware corporation and a wholly-owned subsidiary of Guarantor

LOI means the Confidential Letter of Intent between Guarantor and Lender of dated February 6, 2013.

Note means the Loan Agreement and Secured Promissory Note of even date herewith executed and delivered by EOS to Lender.

Obligation means all debt (principal, interest or other) and other obligations to pay money to Lender incurred or existing under or evidenced by the Note, the Security Documents or the other Documents. The Obligation includes, without limitation, (a) the obligation to pay the Note and any other amounts owing under the Note, (b) any obligations of the Obligors to pay money under the Security Documents or the other Documents, (d) interest and other obligations accruing or arising after (i) commencement of any case under any bankruptcy or similar laws by or against any Obligor or (ii) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Obligation also includes all reasonable attorneys’ fees and any other expenses incurred by Lender in enforcing the Note, the Security Documents or any of the other Documents, including, without limitation, this Guaranty.

Obligor means any person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Obligation, including each Guarantor.

Security Documents means the Mortgage, Assignment of Production, Security Agreement and Financing Statement dated concurrently herewith executed by EOS (referred to in the Note as the “Assignment”), and all financing statements filed with respect thereto and all control agreements executed with respect thereto, as the same may be amended from time to time.

ARTICLE 2

Section 2.1.           Execution of Documents. EOS has executed and delivered the Note and the Security Documents to Lender, and the Security Documents and the liens, security interests, collateral assignments and other security devices created, evidenced or carried forward by the Security Documents, secure the Obligation.

Section 2.2.           Consideration. Guarantor represents and warrants that it wholly owns and has a direct financial interest in EOS. In consideration of the agreement of Lender to advance funds to EOS pursuant to the Note and the LOI, which agreement of Lender Guarantor has determined will substantially benefit it directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor executes and delivers this Guaranty to Lender with the intention of being presently and legally bound by its terms.

ARTICLE 3

Section 3.1.           Payment Guaranty. Guarantor, as primary obligor and not as surety, unconditionally guarantees to Lender the full, prompt and punctual payment of the Obligation when due. This Guaranty is irrevocable, unconditional and absolute, and if for any reason all or any portion of the Obligation shall not be paid when due, Guarantor will immediately pay the Obligation to Lender, regardless of (a) any defense, right of set-off or counterclaim which any Obligor may have or assert, (b) whether Lender or any other person shall have taken any steps to enforce any rights against any Obligor or any other person to collect any of the Obligation and (c) any other circumstance, condition or contingency.

Section 3.2.           Obligations Not Affected. Guarantor’s covenants, agreements and obligations under this Guaranty shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of law or order of any competent governmental authority and whether or not Guarantor is given any notice or is asked for or gives any further consent (all requirements for which, however arising, Guarantor hereby WAIVES): (a) release or waiver of any obligation or duty to perform or observe any express or implied agreement, covenant, term or condition imposed in any of the Documents or by applicable law on any Obligor or any party to the Documents; (a) extension of the time for payment of any part of the Obligation or any other sums payable under the Documents, extension of the time for performance of any other obligation under or arising out of or in connection with the Documents or change in the manner, place or other terms of such payment or performance; (b) settlement or compromise of any or all of the Obligation; (b) renewal, supplementation, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) of any part of any of the Documents or any obligations under the Documents of any Obligor or any other party to the Documents (without limitation on the number of times any of the foregoing may occur); (c) acceleration of the time for payment or performance of any Obligation or other obligation under any of the Documents or exercise of any other right, privilege or remedy under or in regard to any of the Documents; (c) failure, omission, delay, neglect, refusal or lack of diligence by Lender or any other person to assert, enforce, give notice of intent to exercise—or any other notice with respect to—or exercise any right, privilege, power or remedy conferred on Lender or any other person in any of the Documents or by law or action on the part of Lender or any other person granting indulgence, grace, adjustment, forbearance or extension of any kind to any Obligor or any other person; (d) release, surrender, exchange, subordination or loss of any security or lien priority under any of the Documents or in connection with the Obligation; (d) release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever; (e) taking or acceptance of any other security or guaranty for the payment or performance of any or all of the Obligation or the obligations of any Obligor; (e) release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement, under which the rights of any Obligor have been collaterally or absolutely assigned, or in which a security interest has been granted, to Lender as direct or indirect security for payment of the Obligation or performance of any other obligations to—or at any time held by—Lender; (f) legal incapacity, voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, change in corporate or organizational status, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceedings of or affecting any Obligor or any of the assets of any Obligor, even if any of the Obligation is thereby rendered void, unenforceable or uncollectible against any other person; (f) occurrence or discovery of any irregularity, invalidity or unenforceability of any of the Obligation or Documents or any defect or deficiency in any of the Obligation or Documents, including the unenforceability of any provisions of any of the Documents because entering into any such Document was ultra vires or because anyone who executed them exceeded their authority; (g) failure to acquire, protect or perfect any lien or security interest in any collateral intended to secure any part of the Obligation or any other obligations under the Documents or failure to maintain perfection; (g) failure by Lender or any other person to notify—or timely notify—Guarantor of any default, event of default or similar event (however denominated) under any of the Documents, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Obligation, release or exchange of any security, any other action taken or not taken by Lender against any Obligor or any other person or any direct or indirect security for any part of the Obligation or other obligation of any Obligor, any new agreement between Lender and any Obligor or any other person or any other event or circumstance (and Lender shall have no duty or obligation to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation or the Documents); (h) occurrence of any event or circumstances which might otherwise constitute a defense available to, or a discharge of, any Obligor, including failure of consideration, fraud by or affecting any person, usury, forgery, breach of warranty, failure to satisfy any requirement of the statute of frauds, running of any statute of limitation, accord and satisfaction and any defense based on election of remedies of any type; (h) occurrence of any act, error or omission of Lender; and (i) any increase or change in the Obligation.

Section 3.3.           Waiver of Certain Rights and Notices. Each Guarantor hereby WAIVES and RELEASES all right to require marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of the creation, accrual, renewal, increase, extension, modification, amendment or rearrangement of any part of the Obligation, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of intent to accelerate, notice of acceleration and all other notices and demands, collection, suit and the taking of any other action by Lender.

Section 3.4.           Not a Collection Guaranty. This is an absolute guaranty of payment, and not of collection, and each Guarantor WAIVES any right to require that any action be brought against any Obligor or any other person, or that Lender be required to enforce, attempt to enforce or exhaust any of Lender’s rights, benefits or privileges under any of the Documents, by law or otherwise; provided that nothing herein shall be construed to prevent Lender from exercising and enforcing at any time any right, benefit or privilege which Lender may have under any Document or by law from time to time, and at any time; and Guarantor agrees that Guarantor’s obligations hereunder are—and shall be—absolute, independent, unconditional, joint and several under any and all circumstances. Should Lender seek to enforce Guarantor’s obligations by action in any court, Guarantor WAIVES any requirement, substantive or procedural, that (a) Lender pursue any foreclosure action, realize or attempt to realize on any security or preserve or enforce any deficiency claim against any Obligor or any other person after any such realization, (b) a judgment first be sought or rendered against any Obligor or any other person, (c) any Obligor or any other person be joined in such action or (d) a separate action be brought against any Obligor or any other person. Guarantor’s obligations under this Guaranty are several from those of any other Obligor or any other person, and are primary obligations concerning which Guarantor is the principal obligor. All waivers in this Guaranty or any of the Documents shall be without prejudice to Lender at its option to proceed against any Obligor or any other person, whether by separate action or by joinder. Guarantor agrees that this Guaranty shall not be discharged except by payment of the Obligation in full and complete performance of all obligations of the Obligors under the Documents.

Section 3.5.           Subrogation. Guarantor agrees that it shall never be entitled to be subrogated to any of Lender’s rights against any Obligor or any other person or any collateral or offset rights held by Lender for payment of the Obligation until final termination of this Guaranty and that it shall not seek to enforce any rights of subrogation it may have until the 91st day after final termination of this Guaranty.

Section 3.6.           Reliance on Guaranty. All agreements and accommodations heretofore or hereafter made by Lender under or in respect of the Note, the LOI or any of the other Documents shall be conclusively presumed to have been made in acceptance of this Guaranty.

Section 3.7.           Demands are Conclusive. Any demand by Lender under this Guaranty shall be conclusive, absent manifest error, as to the matters therein stated, including the amount due.

Section 3.8.           Joint and Several. If any person makes any guaranty of any of the obligations guaranteed hereby or gives any security for them, Guarantor’s obligations hereunder shall be joint and several with the obligations of such other person pursuant to such agreement or other papers making the guaranty or giving the security.

Section 3.9.           Payments Returned. Guarantor agrees that, if at any time all or any part of any payment previously applied by Lender to the Obligation is or must be returned by Lender—or recovered from Lender—for any reason (including the order of any bankruptcy court), this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, each Guarantor hereby agrees to indemnify Lender against, and to save and hold Lender harmless from any required return by Lender—or recovery from Lender—of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

Section 3.10.           Changes in Amount of Obligation. Guarantor and Lender expressly contemplate and agree that the amount of the Obligation may increase or change during the term of this Guaranty, including, without limitation, due to the accrual of interest and due to possible future advances. Guarantor expressly agrees that this Guaranty shall continue in effect notwithstanding any such increases or changes and that any such increase or change in the Obligation shall be covered by this Guaranty.

ARTICLE 4

Guarantor warrants and represents as follows:

Section 4.1.           Organization. (i) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its organization and has full legal right, power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under the Note and the other Documents to which it is a party and (ii) Guarantor’s execution, delivery and performance of this Guaranty and the other Documents to which it is a party have been duly authorized by all necessary action under Guarantor’s organizational documents and otherwise.

Section 4.2.           Consents. Guarantor’s execution, delivery and performance of this Guaranty and the other Documents to which it is a party do not and will not require (i) any consent of any other person or (ii) any consent, license, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.

Section 4.3.           No Conflict. Neither execution or delivery of this Guaranty, nor the other Documents to which it is a party, nor the fulfillment of or compliance with their terms and provisions will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Guarantor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Guarantor is a party or bound.

Section 4.4.           Enforceability. Guarantor has duly and validly executed, issued and delivered this Guaranty and the other Documents to which it is a party. This Guaranty and the other Documents are in proper legal form for prompt enforcement and are each Guarantor’s valid and legally binding obligation, enforceable in accordance with its terms, to the extent Guarantor is a party thereto. Guarantor’s obligations under the Guaranty and the Note rank and will rank at least equal in priority of payment with all of such Guarantor’s other debt (except only for debt preferred by operation of law or debt disclosed in writing to Lender to be senior before such Guarantor’s execution and delivery of this Guaranty).

Section 4.5.           Information Accurate. All information supplied to Lender, and all statements made to Lender, by or on behalf of Guarantor before, concurrently with or after Guarantor’s execution of this Guaranty are and will be true, correct, complete, valid and genuine in all material respects. Each of Guarantor’s financial statements furnished to Lender fairly present the financial condition of Guarantor as of its date and for the period then ended. No material adverse change has occurred in the financial condition reflected in any such statement since its date, and all assets listed on such statements are subject to Guarantor’s management, control and disposition and—except as shown therein—are available to satisfy any claims rightfully made pursuant to this Guaranty.

Section 4.6.           Relationship to EOS. The benefits to be received by Guarantor are reasonably worth at least as much as the liability and obligation of Guarantor incurred or arising under this Guaranty and all related papers and arrangements. Guarantor has determined that such liability and obligation may reasonably be expected to substantially benefit Guarantor directly or indirectly (or Guarantor’s board of directors has made that determination). Guarantor has had full and complete access to the underlying papers relating to the Obligation and all other papers executed by any Obligor or any other person in connection with the Obligation, has reviewed them and is fully aware of the meaning and effect of their contents. Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. Guarantor has adequate means to obtain from EOS on a continuing basis information concerning EOS’s financial condition, and is not depending on Lender to provide such information, now or in the future. Guarantor agrees that Lender shall have no obligation to advise or notify Guarantor or to provide Guarantor with any data or information.

Section 4.7.           Guarantor Solvent. Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or—to the best of Guarantor’s knowledge—against Guarantor. Guarantor’s liabilities and obligations under this Guaranty do not and will not render Guarantor insolvent, cause Guarantor’s liabilities to exceed Guarantor’s assets or leave Guarantor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

Section 4.8.           No False Representation. No representation or warranty contained in this Guaranty and no statement contained in any certificate, schedule, list, financial statement or other papers furnished to Lender by or on behalf of Guarantor contains—or will contain—any untrue statement of material fact, or omits—or will omit—to state a material fact necessary to make the statements contained herein or therein not misleading.

Section 4.9.           Statements by Others. All statements made on behalf of Guarantor in connection with any Document shall constitute the joint and several representations and warranties of the person making the statement and Guarantor.

ARTICLE 5

Section 5.1.           Term. Subject to the automatic reinstatement provisions of Article 3 above, this Guaranty shall terminate and be of no further force or effect upon full payment of the Obligation and complete performance of all of the obligations of the Obligors under the Documents.

ARTICLE 6

Section 6.1.           Binding on Successors; No Assignment by Guarantor. All guaranties, warranties, representations, covenants and agreements in this Guaranty shall bind the successors and assigns of Guarantor and shall benefit Lender, its successors and assigns, and any holder of any part of the Obligation. Guarantor shall not assign or delegate any of its obligations under this Guaranty or any of the Documents without Lender’s express prior written consent.

Section 6.2.           Subordination of EOS’s Obligations to Guarantor. Guarantor agrees that if, for any reason whatsoever, EOS now is or hereafter becomes liable, obligated or indebted to Guarantor, all such liabilities, obligations and indebtedness, together with all interest thereon and fees and other charges in connection therewith, and all liens, security interests, charges and other security devices, shall at all times, be second, subordinate and inferior in right of payment, in lien priority and in all other respects to the Obligation and all liens, collateral assignments, security interests and other security devices securing the Obligation.

Section 6.3.           Amendments in Writing. This Guaranty shall not be changed orally but shall be changed only by agreement in writing signed by Guarantor and Lender. Any waiver or consent with respect to this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Guaranty.

Section 6.4.           No Waiver. No failure to exercise, and no delay in exercising, any right, power or privilege under this Guaranty shall operate as a waiver, nor shall exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege; no waiver of any breach of any provision shall be deemed to be waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between and parties; and no extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts; and provided further that any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument executed by such party.

Section 6.5.           Notices. Notices required to be given under the provisions of this Agreement shall be in writing and either hand delivered, sent by facsimile or by first class registered post, correctly addressed to the relevant party’s address as specified on the signature page of this Guaranty or at such other address as a party may designate from time to time in accordance with this paragraph. The date of delivery shall be deemed: if by hand, the date of actual personal delivery; if by facsimile, within one (1) hour of transmission during business hours at the destination or within twenty-four (24) hours of transmission (exclusive of Sunday) if not within such business hours (but subject to proof by the sender with a confirming receipt of the transmitted notice in readable form); if by post, within forty-eight (48) hours of posting (exclusive of Sunday). Any Guarantor’s address for notice may be changed at any time and from time to time, but only after ten (10) days’ advance written notice to Lender and shall be the most recent such address furnished in writing by such Guarantor to Lender. Lender’s address for notice may be changed at any time and from time to time, but only after ten (10) days’ advance written notice to Guarantor and shall be the most recent such address furnished in writing by Lender to Guarantor. Actual notice, however and from whomever given or received, shall always be effective when received.

Section 6.6.           No Presumption. This Guaranty shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 6.7.           Gender; “Including” is Not Limiting; Section Headings. The masculine and neuter genders used in this Guaranty each includes the masculine, feminine and neuter genders, and the singular number includes the plural where appropriate, and vice versa. Wherever the term “including” or a similar term is used in this Guaranty, it shall be read as if it were written “including by way of example only and without in any way limiting the generality of the clause or concept referred to.” The headings used in this Guaranty are included for reference only and shall not be considered in interpreting, applying or enforcing this Guaranty.

Section 6.8.           Lifting of Automatic Stay. In the event that Guarantor or any other Obligor is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Lender is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under the Documents against the security for the Obligation, including specifically the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as amended. Guarantor hereby consents to the immediate lifting of any such automatic stay, and will not contest any motion by Lender to lift such stay. Guarantor expressly acknowledges that the security for the Obligation is not now and will never be necessary to any plan of reorganization of any type.

Section 6.9.           Governing Law; Venue. This Guaranty is performable in Los Angeles, California,which shall be a proper place of venue for suit on or in respect of this Guaranty. Guarantor irrevocably agrees that any legal proceeding in respect of this Guaranty shall be brought in the district courts of Los Angeles County, California or the United States District Court for the Central District of California (collectively, the “Specified Courts”). Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of California. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Document brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Guarantor further irrevocably consents to the service of process out of any of the Specified Courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Guarantor at its respective address as provided in this Guaranty or as otherwise provided by California law. Nothing herein shall affect the right of Lender to commence legal proceedings or otherwise proceed against any Guarantor in any jurisdiction or to serve process in any manner permitted by applicable law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF CALIFORNIA AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

Section 6.10.           Survival. The representations, covenants and agreements set forth in this Guaranty shall continue and survive until final termination of this Guaranty.

Section 6.11.           Rights Cumulative; Delay Not Waiver. Lender’s exercise of any right, benefit or privilege under any of the Documents or any other papers or at law or in equity shall not preclude the concurrent or subsequent exercise of any of Lender’s other present or future rights, benefits or privileges. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law, the Documents or any other papers. No failure by Lender to exercise, and no delay in exercising, any right under any Document or any other papers shall operate as a waiver thereof.

Section 6.12.           Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby, and this Guaranty shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Guaranty is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it.

Section 6.13.           Entire Agreement. This Guaranty, together with the Note, the LOI, the Security Documents and the other Documents, embodies the entire agreement and understanding between Guarantor and Lender with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantor acknowledges and agrees that there is no oral agreement between Guarantor and Lender which has not been incorporated in this Guaranty, the Note, the LOI, the Security Documents or the other Documents.

Section 6.14.           Usury Not Intended; Savings Provisions. Notwithstanding any provision to the contrary contained in any Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Guaranty which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable California or federal laws, whichever permit the higher rate. In this connection, Guarantor and Lender stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Guaranty shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Guarantor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Lender shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of money shall, to the extent required to avoid or minimize usury and to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the applicable indebtedness so that the interest rate thereon does not exceed the maximum nonusurious interest rate permitted by applicable California or federal laws, whichever permit the higher rate. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (a) canceled automatically to the extent that such interest exceeds the maximum legal rate; (b) if already paid, at the option of Lender, either be rebated to Guarantor or credited on the principal amount of the Note; or if the Note has been prepaid in full, then such excess shall be rebated to Guarantor. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Guarantor and Lender.

Section 6.15.           Waiver of Reliance. Each of the parties expressly warrants and represents and does hereby state and represent (a) that no promise or agreement which is not herein expressed has been made to it in executing this Guaranty and that it is not relying upon any statement or representation of any agent or representative of the parties hereto that is not herein expressed, (b) each of the parties is relying on its own judgment and each has been represented by legal counsel in this matter, (c) each party’s legal counsel has read and explained to such party the entire contents of this Guaranty in full, as well as the legal consequences of this Guaranty, (d) the parties have discussed each of the provisions hereof, (e) this Guaranty has been negotiated at arm’s length by the parties and their representatives and counsel, and (f) each party and its representatives are sophisticated and knowledgeable in business matters.

Section 6.16.           JURY WAIVER. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY OR ANY OTHER DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

Section 6.17           JUDICIAL REFERENCE. Guarantor, and by its acceptance of the Note Lender, acknowledge and agree that any controversy or claim arising out of or relating to the Note or any of the Documents, or breach thereof, shall be resolved by a referee appointed by the Superior Court for the County of Los Angeles, California (“Superior Court”) in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure. In this regard, Guarantor and Lender agree that in the event they are unable agree upon a resolution to any such controversy or claim, either party shall have the right to serve a written demand for judicial reference of such claim or controversy on the other party. The two parties shall then negotiate in good faith for a mutually acceptable referee. In the event that parties have not agreed upon a referee within ten (10) business days after written demand for such reference has been made, each party shall submit to the Superior Court the names of up to three nominees for appointment as referee, in accordance with the provisions of Section 640 of the California Code of Civil Procedure. The referee, once agreed upon by the parties or appointed by the Superior Court, shall have full and complete authority to hear and determine any and all of the issues in an action or proceeding, whether of fact or of law, and to report a statement of decision. In connection with such reference procedure, the parties shall have all rights and powers afforded to a civil litigant in the Superior Court, including the ability to conduct full discovery. The referee shall be governed by the rules of civil procedure for actions filed in California superior courts as set forth in the California Code of Civil Procedure, except to the extent the parties stipulate the referee may deviate therefrom. The parties shall evenly divide the cost of the referee’s fees. The referee shall have the power, as part of any award, to include these fees as an element of recovery. The decision of the referee upon the whole issue shall stand as the decision of the Superior Court, and upon the filing of the statement of decision with the clerk of the Superior Court, judgment may be entered thereon in the same manner as if the action had been tried by the Superior Court. Except as set forth in Section 645 of the California Superior Court, the referee’s award shall be considered final, and not subject to appeal or collateral attack.

[Signature page follows]

THIS GUARANTY is executed effective as of February __, 2013.

GUARANTOR:

CELLTECK, INC.			Address:
1999 Avenue of the Stars, Suite 2520
By:	/s/ Nikolas Konstant		Los Angeles, CA 90067
	Its:	Chairman	Fax:

LENDER:

LOWCAL INDUSTRIES, LLC,
Address:
6119 Greenville Ave, Suite 340
By:	/s/ Shlomo Lowy		Dallas, TX 75206
	Its:	Managing Member	Fax:

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